GOODWILL	12 Months Ended
Dec. 31, 2023
GOODWILL [Abstract]
GOODWILL
17	GOODWILL

	2023	2022
	US$’000	US$’000
Cost:
Balance at 1 January	3,292	3,305
Acquisition of subsidiaries (Note 37)	7,924	-
Effects of foreign currency exchange differences	(18)	(13)
Balance at 31 December	11,198	3,292

Accumulated impairment losses:
Balance at 1 January	3,292	3,305
Effects of foreign currency exchange differences	(18)	(13)
Balance at 31 December	3,274	3,292

Carrying amount:
At 31 December	7,924	-

Goodwill acquired in a business combination is allocated, at acquisition, to the CGUs that are expected to benefit from that business combination.  Before recognition of impairment losses, the cost of goodwill had been allocated as follows:

	2023	2022
	US$’000	US$’000
Cost:
Island Trading and Shipping	3,089	3,089
Parcel Service	185	203
Taylor Maritime Management Limited	4,470	-
Tamar Ship Management Limited	3,454	-
	11,198	3,292

The Group tests goodwill annually for impairment, or more frequently if there are indications that goodwill might be impaired.

The recoverable amounts of the CGUs were based on their value in use determined using discounted cash flow (DCF) valuation models. The key assumptions for the value in use calculations are those regarding the discount rates, growth rates and expected changes to selling prices and direct costs during the period.  Management estimates discount rates using pre-tax rates that reflect current market assessments of the time value of money and the risks specific to the CGUs. The growth rates are based on industry growth forecasts.  Changes in selling prices and direct costs are based on past practices and expectations of future changes in the market.

A sustained decrease in the profitability of the Parcel Service and Island Trading and Shipping CGUs in 2021 indicated that an impairment of goodwill was required. The remaining goodwill of $965,000 was fully impaired in 2021 and was recorded in profit or loss in the line item ‘Other operating income (expense)’
.

The following CGUs have carrying amounts of goodwill that are considered significant in comparison with the Group’s total goodwill balance:

Taylor Maritime Management Limited

The Group uses cash flow projections based in financial budgets approved by the directors covering a three-year period with the fourth year to terminal
based on a growth rate of 2.1% per
 annum
. This rate does not exceed the average long-term growth rate for the relevant markets.

The rate used to discount the forecast cash flows is 13.2%.

Based on the value in use calculations, no impairment was required. As at 31 December 2023, any reasonably possible change to the key assumptions applied is not likely to cause the recoverable amount to be below the carrying amounts of the CGU.

Tamar Ship Management Limited

The Group uses cash flow projections based in financial budgets approved by the directors covering a three-year period with an additional two years included based on a growth rate of 3.1% per annum, and 2.0% which was used in the determination of the terminal value. The rate does not exceed the average long-term growth rate for the relevant markets.

The rate used to discount the forecast cash flows is 12.6%.

A decrease to the growth rate by 1.42% or an increase to the discount rate by 1.07% used in management’s value in use assessment will result in the recoverable amount to be equal to the total carrying amount of goodwill (on the basis that each of the other key assumptions remain unchanged).